2019 Outlook December 19, 2018

Forward-Looking Statements, Non-GAAP Measures The following information may contain forward-looking statements, including forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Such forward-looking statements include, but are not limited to, statements concerning the completion and timing of the DJO acquisition and Colfax’s plans, objectives, expectations and intentions and other statements that are not historical or current fact. Forward-looking statements are based on Colfax’s current expectations and involve risks and uncertainties that could cause actual results to differ materially from those expressed or implied in such forward- looking statements. Factors that could cause Colfax’s results to differ materially from current expectations include, but are not limited to, the ability of parties to successfully complete the DJO acquisition, access to available financing on a timely basis and reasonable terms, the effects of the transaction on Colfax and DJO operations and factors detailed in Colfax’s reports filed with the U.S. Securities and Exchange Commission including its 2017 Annual Report on Form 10-K and Quarterly Report on Form 10-Q for the period ended September 28, 2018 under the caption “Risk Factors.” In addition, these statements are based on a number of assumptions that are subject to change. This presentation speaks only as of the date hereof. Colfax disclaims any duty to update the information herein. Colfax has provided in this presentation financial information that has not been prepared in accordance with GAAP. These non- GAAP financial measures are projected adjusted net income per share, projected adjusted EBITDA, projected pro forma adjusted EBITDA, projected leverageable adjusted EBITDA, Core or organic sales growth (decline), and organic order growth (decline). Projected adjusted net income per share excludes Restructuring and other related items, Goodwill and intangible asset impairment charges, the impact of acquisition-related amortization and other costs, gain or loss on short term investments and Pension settlement loss, to the extent they impact the periods presented. Projected adjusted EBITDA excludes Restructuring and other related items, depreciation and amortization, and inventory step-up charges. Projected pro forma adjusted EBITDA also excludes pro forma effects of recent acquisitions. Projected leverageable adjusted EBITDA further excludes stock compensation and future cost savings related to restructuring activities. Core or organic sales growth (decline) and organic order growth (decline) exclude the impact of acquisitions and foreign exchange rate fluctuations. These non-GAAP financial measures assist Colfax management in comparing its operating performance over time because certain items may obscure underlying business trends and make comparisons of long-term performance difficult, as they are of a nature and/or size that occur with inconsistent frequency or relate to discrete restructuring plans that are fundamentally different from the ongoing productivity improvements of the Company. Colfax management also believes that presenting these measures allows investors to view its performance using the same measures that the Company uses in evaluating its financial and business performance and trends. Sales and order information by end market are estimates. We periodically update our customer groupings order to refine these estimates. 2

2018 Look-Back on a Pivotal Year ▪ Expecting to grow 2018 adjusted EPS >25%; affirming FY 2018 guidance of $2.20 to $2.30 ▪ Significantly grew Fab Tech business while successfully navigating raw material cost inflation ▪ Created structurally-higher margin path in Air & Gas Handling business and continued strong growth in Industrial applications ▪ On target to achieve $35 million restructuring cost savings ▪ Increased new product / applications vitality ▪ Completed monetization of Fluid Handling divestiture ▪ Acquired four complementary businesses in focused growth markets ▪ Announced acquisition of DJO Global, strategic review of Air & Gas Handling business, furthering portfolio transformation ▪ Completed bank financing for DJO acquisition Significant operating and strategic accomplishments 3 Refer to Appendix for Non-GAAP reconciliation and footnotes.

# Air & Gas Handling Platform

## Quarterly Margin Improvement

Adj. Operating Margin



6.7%
7.3%
9.8%
11.5%-12.5%
7.7%
Q1'18
Q2
Q3
Q4E
Q4'17

New Build Projects Gross Margin



Gross margins of new orders
1 pt
5 pts
Gross margins in P&L
Q1'18
Q2
Q3
Q4E

- Forecasting strong sequential margin improvement in Q4
  - Productivity, restructuring, project execution
  - Targeted pricing actions
  - Strategic focus on projects better matched with business' differentiated offering
- Double-digit order growth expected in Q4, secures consecutive quarters of strong growth
  - Continued momentum in Industrial applications
  - Mining order wins; solutions strategy paying off
  - Oil & Gas and Power applications remain at current run-rate levels

**Expecting platform 2018 adj. EBITDA of ~$200mm[1]**

[1] Does not include separately-reported Corporate costs.
Refer to Appendix for Non-GAAP reconciliation and footnotes

4

Fabrication Technology Platform Quarterly Yr-Yr Sales Growth ▪ Tracking to another solid quarter of 16% growth in Q4 14% 4.6% ▪ 3.6% Continued broad-based growth 12% 3.8% HSD ▪ 5.5% Automation and new products 10% 4.0% 4.9% ▪ Benefit of GCE acquisition 8% 2.2% 6% 10.1% HSD ▪ 3.0% Expecting FY2018 core margins of 4% 8.2% 1.1% 2.3% 6.9% 6.4% ~11.5% 2% 1.4% 2.1% 2.9% 1.1% ▪ Excludes full year pressure of 30 bps 0% -2% from GCE acquisition one-time costs -5.2% ▪ ~Flat to 2017; >50 bps of inflation -4% pass-through margin compression -6% Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4E ▪ Sequential improvement from Q3; 2017 2018 clear path to 12%+ in 1H 2019 Core Acquisitions FX Expecting platform 2018 adj. EBITDA of ~$325mm1 1 Does not include separately-reported Corporate costs. 5 Refer to Appendix for Non-GAAP reconciliation and footnotes.

Looking Ahead to 2019 ▪ DJO acquisition on-track ▪ Regulatory filings completed; continuing to target Q1 2019 close ▪ Integration teams engaged and working quickly ▪ Air & Gas Handling strategic options review underway ▪ Goldman Sachs & Barclays leading efforts ▪ Moving with speed ▪ Forecasting legacy businesses to continue improvement trajectory in 2019 ▪ Fab Tech sales growth, productivity and restructuring expected to expand adj. OP margins and continue longer-term path to 15% ▪ Air & Gas Handling markets improving; margin momentum will provide healthy profit growth ▪ 2018 acquisitions performing as expected ▪ Higher profit, lower restructuring spend, reduced pension funding contribute to improved cash flow profile Operating momentum, portfolio transformation 6

# Business Segment 2019 Expectations

**Fab Tech**

| | |
|---|---|
| Sales growth | Total 7-9%; core MSD; acq. MSD; FX (LSD) |
| Quarterly sales profile | 23-24%, 25-26%, 24-25%, 25-26% |
| Adj. OP Margins | Grow from mid-11s to 12.25-12.75% |
| D&A | ~$85 million |
| Restructuring benefits | ~$20 million |
| Restructuring costs | ~$25 million |

**A & GH**

| | |
|---|---|
| Orders growth | Total 3-7%; core M-HSD; acq LSD; FX (LSD) |
| Sales growth | Total (1)-1%; core Flat +/-; acq LSD; FX (LSD) |
| Quarterly sales profile | 21-22%, 23-24%, 25-26%, 28-30% |
| Adj. OP Margins | Grow from low-9s (>10% 2H) to 11.0-12.0% |
| D&A | ~$55 million |
| Restructuring benefits | ~$25 million |
| Restructuring costs | ~$20 million |

- Low 20s tax rate
- Pension funding improves by $20-30 million

**Adjusted operating profit growth > 20%**

**Will provide additional update after close of DJO acquisition**

7

COLFAX

APPENDIX 8

Non-GAAP Reconciliation (unaudited) Guidance Low High 2018 Earnings Per Share Projected net income per share from continuing operations (GAAP)- diluted $ 1.23 $ 1.34 3 Restructuring and other related charges- pretax 0.58 0.58 Acquisition-related amortization and other costs- pretax (1) 0.70 0.70 Loss on short term investments- pretax 0.08 0.08 Tax adjustment (2) (0.39) (0.40) Projected adjusted net income per share $ 2.20 $ 2.30 __________ (1) Includes amortization of acquired intangibles, acquisition related costs for DJO Global and fair value charges on acquired inventory. (2) The estimated effective tax rate for adjusted net income and adjusted net income per share for the year ended December 31, 2018 is 19-21%. 9

Non-GAAP Reconciliation (unaudited) Projected Twelve Months Ending December 31, 2018 Fabrication Technology Air and Gas Handling Low High Low High Net sales $ 2,180 $ 2,200 $ 1,485 $ 1,500 Operating income 215 226 91 97 Restructuring and other related charges 27 27 43 43 Adjusted operating income $ 242 $ 253 $ 134 $ 140 Depreciation & amortization 77 77 60 60 Inventory Step-up 4 4 5 5 Adjusted EBITDA $ 323 $ 334 $ 199 $ 205 Pro forma effects of recent acquisitions(1) 19 19 3 3 Pro forma Adjusted EBITDA $ 342 $ 353 $ 202 $ 208 Stock compensation(2) 5 5 4 4 Future cost savings(3) 22 22 26 26 Leverageable Adjusted EBITDA $ 369 $ 380 $ 232 $ 238 __________ (1) Pro forma adjustment includes twelve months of ownership for recent acquisitions (2) Add-back of non-cash stock based compensation (3) Future cost savings related to restructuring initiatives __________ Note: In millions 10